AMCAP FUND, INC.
                                     Part B
                      Statement of Additional Information
                  May 1, 1998 (as amended August 17, 1998)

This document is not a prospectus but should be read in conjunction with the current Prospectus of AMCAP Fund, Inc. (the "fund") dated May 1, 1998. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                                 AMCAP Fund, Inc.
                              Attention:  Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS

Item                                                              Page No.


Description of Certain Securities                                  1
Description of Bond Ratings                                        2
Investment Restrictions                                            3
Fund Directors and Officers                                        6
Director Compensation                                              6
Management                                                        10
Dividends, Distributions and Federal Taxes                        13
Purchase of Shares                                                15
Redeeming Shares                                                  21
Shareholder Account Services and Privileges                       22
Execution of Portfolio Transactions                               24
General Information.                                              25
Investment Results                                                26
Financial Statements                                              Attached



                    DESCRIPTION OF CERTAIN SECURITIES

The descriptions below are intended to supplement the material in the Prospectus under "Investment Policies and Risks."

Subsequent to its purchase by the fund, an issue of straight debt securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. The fund has no current intention (at least during the next 12 months) to invest more than 5% of its assets in convertible securities rated below A by Moody's Investors Service Inc. or Standard & Poor's Corporation. If as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in securities rated Ba or BB or below (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

CASH EQUIVALENTS - The fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that at time of purchase mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that at time of purchase mature, or that may be redeemed, in one year or less.

OTHER SECURITIES - The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

F
Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described as follows:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The top three rating categories are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that:

 1. The fund may not invest in:

  (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

  (b) commodities or commodity contracts;

  (c) companies for the purpose of exercising control or management;

  (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

  (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

  (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

  (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

 2. The fund may not engage in short sales or margin purchases.

 3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

 4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

 5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval.

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. Government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

In addition to the foregoing policies, it is also the policy of the fund not to invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets, but the fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.) In general, this means (i) that the fund will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) that the fund will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) that the fund, together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.


                          FUND OFFICERS AND DIRECTORS
                    Directors and Director Compensation

NAME,             POSITION        PRINCIPAL            AGGREGATE              TOTAL                   TOTAL
ADDRESS AND       WITH            OCCUPATION(S)        COMPENSATION           COMPENSATION            NUMBER
AGE               REGISTRANT      DURING               (INCLUDING             (INCLUDING              OF FUND
                                  PAST 5 YEARS         VOLUNTARILY            VOLUNTARILY             BOARDS ON
                                  (POSITIONS           DEFERRED               DEFERRED                WHICH
                                  WITHIN THE           COMPENSATION/1/)       COMPENSATION/1/)        DIRECTOR
                                  ORGANIZATIONS        FROM FUND DURING       FROM ALL FUNDS          SERVES/2/
                                  LISTED MAY           FISCAL YEAR            MANAGED BY
                                  HAVE CHANGED         ENDED 2/28/98          CAPITAL RESEARCH
                                  DURING THIS                                 AND
                                  PERIOD)                                     MANAGEMENT
                                                                              COMPANY/2/ FOR
                                                                              THE YEAR ENDED
                                                                              2/28/98

H.                Director        Private              none/5/                $163,600                19
Frederick                         investor;
Christie                          former
655 Deep                          President and
Valley                            Chief
Drive                             Executive
Suite 125                         Officer, The
Rolling                           Mission Group
Hills, CA                         (non-utility
90274                             holding
Age: 64                           company,
                                  subsidiary of
                                  Southern
                                  California
                                  Edison
                                  Company)

Mary Anne         Director        Founder and          none/5/                $26,400                 2
Dolan                             President,
M.A.D.,                           M.A.D., Inc.
Inc.                              (a
1033 Gayley                       communications
Avenue                            company)
Suite 205
Los
Angeles, CA
90024
Age: 50

Martin            Director        Chairman,            $13,525/3/             $128,234                16
Fenton, Jr.                       Senior
Senior                            Resource Group
Resource                          (management of
Group                             senior living
4350                              centers)
Executive
Drive
Suite 101
San Diego,
CA
92121-2116
Age: 62

Herbert           Director        Private              $12,742                $70,134                 14
Hoover III                        Investor
1520 Circle
Drive
San Marino,
CA 91108
Age: 70

+Claudia P.       President       Senior Vice          none/4/                none/4/                 1
Huntington        and             President,
333 South         Director        Capital
Hope Street                       Research and
Los                               Management
Angeles, CA                       Company
90071
Age: 45

Mary Myers        Director        Founder and          none/5/                $86,300                 5
Kauppila                          President,
Energy                            Energy
Investment                        Investment,
Inc.                              Inc.
One
Winthrop
Square
Boston, MA
02110
Age: 43

Kirk P.           Director        Chairman/CEO,        $13,000/3/             $91,584                 5
Pendleton                         Cairnwood,
Cairnwood,                        Inc. (venture
Inc.                              capital
75 James                          investment)
Way
Southampton, PA 18966
Age: 58

+James W.         Director        Senior               none/4/                none/4/                 8
Ratzlaff                          Partner, The
One Market                        Capital Group
Plaza,  Steuart                   Partners, L.P.
Tower, Ste.
1800
San
Francisco,
CA 94105
Age: 61

Olin C.           Director        President of         none/5/                $78,000                 3
Robinson                          the Salzburg
Salzburg                          Seminar;
Seminar                           President
The Marble                        Emeritus,
Works                             Middlebury
P.O. Box                          College
886
2 Maple
Street,
Ste.102
Middlebury,
VT 05753
Age: 61

+R. Michael       Chairman        Chairman of          none/4/                none/4/                 2
Shanahan          of              the Board and
333 South         the Board       Principal
Hope Street       and             Executive
Los               Principal       Officer,
Angeles, CA       Executive       Capital
90071             Officer         Research and
Age:59                            Management
                                  Company;
                                  Director, The
                                  Capital Group
                                  Companies,
                                  Inc.;
                                  Director,
                                  Capital Group
                                  Research, Inc.




+ Directors who are considered "interested persons" as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for the fiscal year ended February 28, 1998 for participating Directors is as follows:
 Martin Fenton, Jr. ($39,240), Kirk P. Pendleton ($77,391). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Claudia P. Huntington, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

/5/ H. Frederick Christie, Mary Anne Dolan, Mary Myers Kauppila and Olin C. Robinson were elected Directors on March 9, 1998 and, therefore, received no compensation from the fund during the fiscal year ended February 28, 1998.


                                  OFFICERS


NAME AND ADDRESS                  AGE     POSITION(S) HELD        PRINCIPAL OCCUPATION(S) DURING
                                          WITH REGISTRANT         PAST 5 YEARS

Timothy D. Armour                 37      Senior Vice             Director, Capital Research and
333 South Hope Street                     President               Management Company; Chairman of
Los Angeles, CA 90071                                             the Board and Chief Executive
                                                                  Officer, Capital Research
                                                                  Company

Paul G. Haaga, Jr.                49      Senior Vice             Director and Executive Vice
333 South Hope Street                     President               President, Capital Research and
Los Angeles, CA 90071                                             Management Company

James B. Lovelace                 41      Senior Vice             Senior Vice President, Capital
333 South Hope Street                     President               Research and Management Company
Los Angeles, CA 90071

Vincent P. Corti                  41      Secretary               Vice President - Fund Business
333 South Hope Street                                             Management Group, Capital
Los Angeles, CA 90071                                             Research and Management Company

Mary C. Hall                      40      Treasurer               Senior Vice President - Fund
135 South State College                                           Business Management Group,
Blvd.                                                             Capital Research and Management
Brea, CA 92821                                                    Company

Robert P. Simmer                  37      Assistant Treasurer     Vice President - Fund Business
5300 Robin Hood Road                                              Management Group, Capital
Norfolk, VA 23513                                                 Research and Management Company

Sheryl F. Johnson                 29      Assistant Treasurer     Assistant Vice President - Fund
5300 Robin Hood Road                                              Business Management Group,
Norfolk, VA 23513                                                 Capital Research and Management
                                                                  Company


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. Each unaffiliated Director is paid a fee of $9,000 per annum, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of April 1, 1998, the officers and directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, unless sooner terminated, will continue until March 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and furnishes necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, registrar, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (see below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to directors not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

The Investment Adviser receives a management fee at the annual rates of 0.485% on the first $1 billion of the fund's net assets, 0.385% on net assets in excess of $1 billion but not exceeding $2 billion, 0.355% on net assets in excess of $2 billion but not exceeding $3 billion, 0.335% on net assets in excess of $3 billion but not exceeding $5 billion, 0.32% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.31% on net assets in excess of $8 billion.

The Investment Adviser has agreed to pay to the fund annually, immediately after the fiscal year end the amount by which the total expenses of the fund for any particular fiscal year, except taxes and interest, exceed an amount equal to 1% of the average of the total net assets of the fund for the year. During the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, the Investment Adviser's fees amounted to $16,324,000, $14,491,000, and $13,418,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended February 28, 1998 amounted to $671,000 after allowance of $3,213,000 to dealers. During the fiscal years ended February 28, 1997, and February 29, 1996, the Principal Underwriter retained $638,000 and $747,000, after an allowance of $3,121,000 and $3,798,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and the Plan must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code (the "Code") including a "401(k)" plan with 100 or more eligible employees). During the fiscal year ended February 28, 1998 the fund paid $8,842,000 under the Plan. As of February 28, 1998 accrued and unpaid distribution expenses were $2,363,000.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code. Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) , it will be taxed only on the portion of its investment company taxable income that it retains.

To qualify as a regulated investment company, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" generally means the sum of 98% of (i) taxable net investment income for the calendar year, (ii) capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year): and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts distributed by the fund during the calendar year and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability. Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund's stock.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length a shareholder has held his shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or capital gain distribution record date.

Dividends and capital gain distributions generally are taxable to shareholders at the time they are paid. However, such dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend and/or capital gain distributions no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual rate applicable to net capital gains on assets held more than eighteen months is 20% and on assets held more than one year and not more than eighteen months is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is generally entitled to establish and contribute to an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES


METHOD                   INITIAL INVESTMENT                  ADDITIONAL INVESTMENTS

                         See "Investment Minimums and        $50 minimum (except where a lower
                         Fund Numbers" for initial           minimum is noted under "Investment
                         investment minimums.                Minimums and Fund Numbers").

By contacting            Visit any investment dealer         Mail directly to your investment
your                     who is registered in the state      dealer's address printed on your account
investment               where the purchase is made and      statement.
dealer                   who has a sales agreement with
                         American Funds Distributors.

By mail                  Make your check payable to the      Fill out the account additions form at
                         fund and mail to the address        the bottom of a recent account
                         indicated on the account            statement, make your check payable to
                         application.  Please indicate       the fund, write your account number on
                         an investment dealer on the         your check, and mail the check and form
                         account application.                in the envelope provided with your
                                                             account statement.

By telephone             Please contact your investment      Complete the "Investments by Phone"
                         dealer to open account, then        section on the account application or
                         follow the procedures for           American FundsLink Authorization Form.
                         additional investments.             Once you establish the privilege, you,
                                                             your financial advisor or any person
                                                             with your account information can call
                                                             American FundsLine(R) and make
                                                             investments by telephone (subject to
                                                             conditions noted in "Telephone and
                                                             Computer Purchases, Redemptions and
                                                             Exchanges" below).

By computer              Please contact your investment      Complete the American FundsLink
                         dealer to open account, then        Authorization Form.  Once you establish
                         follow the procedures for           the privilege, you, your financial
                         additional investments.             advisor or any person with your account
                                                             information may access American
                                                             FundsLine OnLine(sm) on the Internet and
                                                             make investments by computer (subject to
                                                             conditions noted in "Telephone and
                                                             Computer Purchases, Redemptions and Exchanges" below).

By wire                  Call 800/421-0180 to obtain         Your bank should wire your additional
                         your account number(s), if          investments in the same manner as
                         necessary.  Please indicate an      described under "Initial Investment."
                         investment dealer on the
                         account.  Instruct your bank
                         to wire funds to:
                         Wells Fargo Bank
                         155 Fifth Street, Sixth Floor
                         San Francisco, CA 94106
                         (ABA #121000248)
                         For credit to the account of:
                         American Funds Service Company
                         a/c #4600-076178
                         (fund name)
                         (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.





INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                                                    MINIMUM          FUND
                                                                        INITIAL          NUMBER
                                                                        INVESTMENT

Stock and Stock/Bond Funds

AMCAP Fund(R)                                                                            02
                                                                        $1,000
American Balanced Fund(R)                                                                11
                                                                        500
American Mutual Fund(R)                                                                  03
                                                                        250
Capital Income Builder(R)                                                                12
                                                                        1,000
Capital World Growth and Income Fund(sm)                                                 33
                                                                        1,000
EuroPacific Growth Fund(R)                                                               16
                                                                        250
Fundamental Investors(sm)                                                                10
                                                                        250
The Growth Fund of America(R)                                                            05
                                                                        1,000
The Income Fund of America(R)                                                            06
                                                                        1,000
The Investment Company of America(R)                                                     04
                                                                        250
The New Economy Fund(R)                                                                  14
                                                                        1,000
New Perspective Fund(R)                                                                  07
                                                                        250
SMALLCAP World Fund(R)                                                                   35
                                                                        1,000
Washington Mutual Investors Fund(sm)                                                     01
                                                                        250
Bond Funds
American High-Income Municipal Bond Fund(R)                                              40
                                                                        1,000
American High-Income Trust(sm)                                                           21
                                                                        1,000
The Bond Fund of America(sm)                                                             08
                                                                        1,000
Capital World Bond Fund(R)                                                               31
                                                                        1,000
Intermediate Bond Fund of America(sm)                                                    23
                                                                        1,000
Limited Term Tax-Exempt Bond Fund of America(sm)                                         43
                                                                        1,000
The Tax-Exempt Bond Fund of America(R)                                                   19
                                                                        1,000
The Tax-Exempt Fund of California(R)*                                                    20
                                                                        1,000
The Tax-Exempt Fund of Maryland(R)*                                                      24
                                                                        1,000
The Tax-Exempt Fund of Virginia(R)*                                                      25
                                                                        1,000
U.S. Government Securities Fund(sm)                                                      22
                                                                        1,000
Money Market Funds

The Cash Management Trust of America(R)                                                  09
                                                                        2,500
The Tax-Exempt Money Fund of America(sm)                                                 39
                                                                        2,500
The U.S. Treasury Money Fund of America(sm)                                              49
                                                                        2,500
___________
*Available only in certain states.

For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

Amount of Purchase                                           SALES CHARGE AS             DEALER
at the Offering Price                                        PERCENTAGE OF THE:          CONCESSION
                                                                                         AS
                                                                                         PERCENTAGE
                                                                                         OF THE
                                                                                         OFFERING
                                                                                         PRICE

                                                             NET AMOUNT     OFFERING
                                                             INVESTED       PRICE

Stock and Stock/Bond Funds

Less than $50,000                                            6.10%
                                                                            5.75%        5.00%
$50,000 but less than $100,000                               4.71
                                                                            4.50         3.75
Bond Funds
Less than $25,000                                            4.99
                                                                            4.75         4.00
$25,000 but less than $50,000                                4.71
                                                                            4.50         3.75
$50,000 but less than $100,000                               4.17
                                                                            4.00         3.25
Stock, Stock/Bond, and Bond Funds
$100,000 but less than $250,000                              3.63
                                                                            3.50         2.75
$250,000 but less than $500,000                              2.56
                                                                            2.50         2.00
$500,000 but less than $1,000,000                            2.04
                                                                            2.00         1.60
$1,000,000 or more                                           none                        (see
                                                                            none          below)

Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations, and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan, by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value and orders received by a dealer prior to such time but not forwarded promptly to the Principal Underwriter will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York Time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York Time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.


                                REDEEMING SHARES


By writing to American Funds             Send a letter of instruction specifying the name of the
Service Company (at the appropriate      fund, the number of shares or dollar amount to be sold,
address indicated under "Principal       your name and account number.  You should also enclose
Underwriter and Transfer                 any share certificates you wish to redeem.  For
Agent" in the Prospectus)                redemptions over $50,000 and for certain redemptions of
                                         $50,000 or less (see below), your signature must be
                                         guaranteed by a bank, savings association, credit
                                         union, or member firm of a domestic stock exchange or
                                         the National Association of Securities Dealers, Inc.
                                         that is an eligible guarantor institution.  You should
                                         verify with the institution that it is an eligible
                                         guarantor prior to signing.  Additional documentation
                                         may be required for redemption of shares held in
                                         corporate, partnership or fiduciary accounts.
                                         Notarization by a Notary Public is not an acceptable
                                         signature guarantee.

By contacting your investment            If you redeem shares through your investment dealer,
dealer                                   you may be charged for this service.  SHARES HELD FOR
                                         YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                         REDEEMED THROUGH THE DEALER.

You may have a redemption                You may use this option, provided the account is
check sent to you by using               registered in the name of an individual(s), a UGMA/UTMA
American FundsLine(R) or American        custodian, or a non-retirement plan trust.  These
FundsLine OnLine(sm) by                  redemptions may not exceed $50,000 per shareholder per
telephoning, faxing, or                  day, and the check must be made payable to the
telegraphing American Funds Service      shareholder(s) of record and be sent to the address of
Company (subject to the conditions       record provided the address has been used with the
noted in this section and in             account for at least 10 days.  See  "Principal
"Telephone and Computer Purchases,       Underwriter and Transfer Agent" in the Prospectus and
and Exchanges" in the prospectus)        "Exchange Privilege" below for the appropriate
                                         telephone or fax number.

In the case of the money                 Upon request (use the account application for the money
market funds, you may have               market funds) you may establish telephone redemption
redemptions wired to your                privileges (which will enable you to have a redemption
bank by telephoning American             sent to your bank account) and/or check writing
Funds Service Company ($1,000            privileges.  If you request check writing privileges,
or more) or by writing a                 you will be provided with checks that you may use
check ($250 or more)                     to draw against your account.  These checks may
                                         be made payable to anyone you designate and must
                                         be signed by the authorized number of registered
                                         shareholders exactly as indicated on your checking
                                         account signature card.


A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the
offering price on or about the dates you select.   Bank accounts will be
charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) and American FundsLine OnLine(sm) (see "American FundsLine(R) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into your account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of your account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by you with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder per day), or exchange shares around the clock with American FundsLine(R) and American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Shareholder Account Services and Privileges --Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone, computer (including American FundsLine(R) and American FundsLine OnLine(sm)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if the value of the shares in your account is less than the minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996 , amounted to $1,744,000, $1,648,000, and $1,963,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gains distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,127,000 for the fiscal year ended February 28, 1998.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on the last day of February. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- FEBRUARY 28, 1998


Net asset value and redemption price per share

 (Net assets divided by shares outstanding)                  $16.93

Maximum offering price per share                             $17.96
(100/94.25 of net asset value per share, which
takes into account the fund's current maximum
sales charge)


                INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 0.40% based on a 30-day (or one month) period ended February 28, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

The fund's one year total return and average annual total returns for the five- and ten-year periods ended February 28, 1998 were 29.10%, 16.51% and 14.86%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one-, five- and ten-year periods. In addition, the fund may provide lifetime average total return figures.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services.
Additionally, the fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine growth and income funds that are at least 10 years old. In the 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     IF YOU ARE CONSIDERING AMCAP FOR AN INDIVIDUAL RETIREMENT ACCOUNT . . .

Here's how much you would have if you had invested $2,000
on March 1 of each year in AMCAP over the past 5, 10, 15 and 20 years:

5 Years                 10 Years                    15 years                  20 Years

(3/1/93 - 2/28/98)      (3/1/88 - 2/28/98)          (3/1/83 - 2/28/98)        (3/1/78 - 2/28/98)
$17,349                 $49,050                     $108,394                  $272,289


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


If you had invested                            Periods                   ...and taken all
$10,000 in AMCAP                               3/1 - 2/28 or 29          distributions in shares,
this many years ago...                                                   your investment would
|                                                                        have been worth this
Number of Years                                                          much at Feb. 28, 1998
                                                                         |
                                                                         Value

    1                                          1996-1998                 $12,910
  2                                            1995-1998                  14,424
  3                                            1994-1998                  18,649
  4                                            1993-1998                  19,288
  5                                            1992-1998                  21,473
  6                                            1991-1998                  22,737
  7                                            1990-1998                  27,374
  8                                            1989-1998                  31,981
  9                                            1988-1998                  36,444
 10                                            1987-1998                  39,969
 11                                            1986-1998                  38,691
 12                                            1985-1998                  50,457
 13                                            1984-1998                  62,041
 14                                            1983-1998                  72,037
 15                                            1982-1998                  72,888
 16                                            1981-1998                  104,975
 17                                            1980-1998                  110,427
 18                                            1979-1998                  133,524
 19                                            1978-1998                  196,821
 20                                            1977-1998                  269,402
 21                                            1976-1998                  315,772
 22                                            1975-1998                  322,278
 23                                            1974-1998                  452,036
 24                                            1973-1998                  405,215
 25                                            1972-1998                  320,390
 26                                            1971-1998                  300,376
 27                                            1970-1998                  354,027
 28                                            1969-1998                  378,358
 29                                            1968-1998                  366,754
 30                                            1967-1998                  444,844



                           AMCAP VS. VARIOUS UNMANAGED INDICES

                             TOTAL RETURN                                 CAPITAL APPRECIATION

Period                 AMCAP      DJIA/1/      S&P 500/2/    Average            AMCAP      NYSE/4/     ASE/5/     NASDAQ
3/1 - 2/28 or 29                                             Savings                                              OTC/6/
                                                             Institution/3/
1988 - 1998            + 300%     + 458%       + 422%        + 55%              + 246%     + 262%      + 145      + 383%
1987 - 1997            + 182      + 324        + 276         + 57               + 140      + 156       + 85       + 208
1986 - 1996            + 230      + 346        + 286         + 62               + 177      + 162       + 118      + 206
1985 - 1995            + 214      + 343        + 274         + 69               + 161      + 152       + 99       + 179
1984 - 1994            + 252      + 382        + 322         + 81               + 186      + 187       + 124     + 214
1983 - 1993            + 220      + 348        + 331         + 92               + 156      + 186       + 118     + 156
1982 - 1992            + 335      + 505        + 440         + 105              + 242      + 249       + 213     + 253
1981 - 1991            + 280      + 364        + 322         + 116              + 184      + 167       + 104     + 129
1980 - 1990            + 294      + 387        + 347         + 121              + 194      + 182       + 133     + 169
1979 - 1989            + 409      + 356        + 369         + 122              + 282      + 201       + 301     + 226
1978 - 1988            + 535      + 366        + 389         + 124              + 381      + 211       + 370     + 262
1977 - 1987            + 669      + 304        + 360         + 125              + 487      + 199       + 484     + 349
1976 - 1986            + 502      + 201        + 270         + 123              + 361      + 145       + 398     + 298
1975 - 1985            + 587      + 198        + 261         + 119              + 422      + 144       + 489     + 289
1974 - 1984            + 430      + 130        + 165         + 113              + 304      +  75       + 332     + 168
1973 - 1983            + 315      +  98        + 113         + 106              + 219      +  42       + 235     + 118
1972 - 1982            + 170      +  47        +  66         +  95              + 111      +  10       +  99     +  43
1971 - 1981            + 202      +  79        + 108         +  85              + 147      +  41       + 204     +  95
1970 - 1980            + 167      +  76        +  92         +  79              + 120      +  30       + 158      N/A
1969 - 1979            +  76      +  38        +  45         +  75              +  45      -   2       +   8      N/A
1968 - 1978            +  56      +  33        +  41         +  72              +  30      -   3       N/A        N/A
1967*- 1977            +  42      +  54        +  50         +  67              +  20      +   5       N/A        N/A

* From May 1, 1967, the date the fund commenced operation. N/A - Data for these periods not available.

1. The Dow Jones Average of 30 Industrial stocks is comprised of stocks of 30 industrial companies such as General Motors and General Electric.

2. The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

3. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a portion of the period.

4. The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the Exchange.

5. The American Stock Exchange Index is a capitalization weighted index of all common stocks listed on the Exchange.

6. The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks and is market value weighted.

  Illustration of a $10,000 investment in AMCAP with DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 1, 1967 through February 28, 1998)


                     COST OF SHARES                                           VALUE OF SHARES

Fiscal         Annual        Dividends         Total          From             From            From           Total
Year End       Dividends     (cumulative)      Investment     Initial          Capital         Dividends      Value
Feb. 28 or                                     Cost           Investment       Gains           Reinvested
29                                                                             Reinvested

1968*          --            --                $10,000        $10,056          --               --            $10,056
1969           $   75        $    75            10,075        12,128           --              $84             12,212
1970              190            265            10,265         11,149          $   430         256             11,835
1971              200            465            10,465         11,695          451             497             12,643
1972              244           709             10,709        13,540           522             840             14,902
1973              228         937               10,937        12,109           913             956             13,978
1974           196           1,133             11,133         8,493             1,697          847             11,037
1975              294         1,427            11,427         7,401            1,479           1,023            9,903
1976              328         1,755             11,755        10,075           2,014           1,794           13,883
1977              208         1,963            11,963         10,132           2,025           2,016           14,173
1978           263            2,226            12,226         11,657           2,330           2,625           16,612
1979           335            2,561            12,561         15,650           3,128           3,960           22,738
1980              438         2,999            12,999         22,674           4,531           6,336          33,541
1981              724        3,723             13,723         25,066           7,476           8,006          40,548
1982            2,594        6,317             16,317         22,185           10,812          9,646          42,643
1983            1,231        7,548             17,548         30,546           15,837          15,073         61,456
1984            1,591         9,139            19,139         30,094           15,602          16,432          62,128
1985           1,944         11,083            21,083         33,371           18,301          20,493          72,165
1986            1,548        12,631            22,631         38,983           23,855          25,900          88,738
1987           1,629         14,260            24,260         44,143           40,258          31,263         115,664
1988            3,017        17,277            27,277         39,058           42,406          30,573         112,037
1989            3,167        20,444            30,444         40,038           48,069          34,720         122,827
1990           3,160         23,604            33,604         40,942           60,465          38,620         140,027
1991           3,293         26,897            36,897         43,578           74,977          44,937         163,492
1992           2,156         29,053            39,053         49,831           93,202          53,823         196,856
1993           2,252         31,305            41,305         50,923           100,277         57,357         208,557
1994           1,918         33,223            43,223         48,889           126,209         57,039         232,137
1995           2,399         35,622            45,622         46,252           137,347         56,448         240,047
1996           3,363         38,985            48,985         54,237           186,287         69,821         310,345
1997           2,643         41,628            51,628         54,991           218,307         73,485         346,783
1998           2,465         44,093             54,093           63,766        323,194         88,043         475,003


The dollar amount of capital gain distributions during the period was $226,391
* From May 1, 1967, the date the fund commenced operations.


AMCAP Fund Investment Portfolio                            Percent
February 28, 1998                                           of Net
                                                            Assets
---------------------------------------------------------  -------    ------- -------
Largest Industry Holdings
Broadcasting & Publishing                                    12.06%
Business & Public Services                                   10.39
Health & Personal Care                                        9.40
Financial Services                                            8.83
Data Processing & Reproduction                                7.94
Other Industries                                             41.02
Cash & Equivalents                                           10.36
---------------------------------------------------------  -------    ------- -------
Largest Individual Equity Holdings
Time Warner                                                   4.44%
Walt Disney                                                   3.32
Fannie Mae                                                    3.08
Medtronic                                                     2.78
Philip Morris                                                 2.58
Norwest                                                       2.34
Comcast                                                       2.27
SLM Holding                                                   2.07
Viacom                                                        1.93
Cendant                                                       1.82
---------------------------------------------------------  -------    ------- -------
                                                            Number    Market  Percent
                                                                of      Value  of Net
Equity Securities (common stocks)                           Shares      (000)  Assets
---------------------------------------------------------  -------    ------- -------
Broadcasting & Publishing -  12.06%
Time Warner Inc.                                            3216000  $217,080   4.44%
Comcast Corp., Class A special stock                        2925000     102375
Comcast Corp., Class A                                       260000       9051   2.27
Viacom Inc., Class B(1)                                     1962200      94185   1.93
Tele-Communications, Inc., Series A,
 Liberty Media Group(1)                                     3131250      85914   1.76
Harte-Hanks Communications, Inc.                            1070000      46478    .95
Tele-Communications, Inc., Series A,
 TCI Group(1)                                               1195935      34757    .71
Business & Public Services -  10.39%
Cendant Corp. (formerly CUC International Inc.)(1)          2370000      88875   1.82
Avery Dennison Corp.                                        1200000      60600   1.24
Concord EFS, Inc.(1)                                        1764600      54923   1.12
Electronic Data Systems Corp.                               1162800      50945   1.04
United HealthCare Corp.                                      790000      47943    .98
American Management Systems, Inc.(1)                        1450000      37881    .77
Interpublic Group of Companies, Inc.                         600000      32700    .67
First Data Corp.                                             800000      27200    .56
IKON Office Solutions, Inc.                                  800000      26150    .53
Manpower Inc.                                                470200      19837    .40
America Online, Inc.(1)                                      160000      19380    .40
Ceridian Corp.(1)                                            300000      13969    .29
Columbia/HCA Healthcare Corp.                                500000      13563    .28
TeleTech Holdings, Inc.(1)                                   800000       7650    .16
National TechTeam, Inc.(1)                                   628000       6476    .13
Health & Personal Care -  9.40%
Medtronic, Inc.                                             2560000   136,000    2.78
Gillette Co.                                                 685200      73916   1.51
Pfizer Inc                                                   800000      70800   1.45
Guidant Corp.                                                550000      40116    .82
Avon Products, Inc.                                          480000      33810    .69
Boston Scientific Corp.(1)                                   467400      27927    .57
Merck & Co., Inc.                                            200000      25512    .52
Warner-Lambert Co.                                           150000      21937    .45
Schering-Plough Corp.                                        200000      15213    .31
Thermedics Inc.(1)                                           900000      14738    .30
Financial Services -  8.83%
Fannie Mae                                                  2360000     150598   3.08
SLM Holding Corp.                                           2450000     101216   2.07
Capital One Financial Corp.                                 1245000      83648   1.71
Freddie Mac                                                 1374400      64940   1.33
First Empire State Corp.                                      37000      17464    .36
Associates First Capital Corp., Class A                      175000      14000    .28
Data Processing & Reproduction -  7.94%
Oracle Corp.(1)                                             3337500      82186   1.68
Lexmark International Group, Inc., Class A(1)               1400000      59850   1.22
Solectron Corp.(1)                                           860400      41622    .85
Intuit Inc.(1)                                               829700      38581    .79
Silicon Graphics, Inc.(1)                                   1850000      27866    .57
PeopleSoft, Inc. (1)                                         600000      26812    .55
3Com Corp.(1)                                                700000      25025    .51
International Business Machines Corp.                        200000      20888    .43
Cisco Systems, Inc.(1)                                       300000    19,762     .41
Sequent Computer Systems, Inc.(1)                            560000      11865    .24
Ascend Communications, Inc.(1)                               275000      10295    .21
Netscape Communications Corp.(1)                             493500       9562    .20
Computer Associates International, Inc.                      200000       9425    .19
Sun Microsystems, Inc.(1)                                     94800       4515    .09
Merchandising -  6.09%
Viking Office Products, Inc.(1)                             2800000      61600   1.26
Cardinal Health, Inc., Class A                               628693      51474   1.05
Consolidated Stores Corp.(1)                                1245312      51213   1.05
AutoZone, Inc.(1)                                           1500000      45375    .93
Wal-Mart Stores, Inc.                                        650000      30103    .61
Albertson's, Inc.                                            500000      23406    .48
Intimate Brands, Inc., Class A                               700000      18988    .39
Circuit City Stores, Inc.                                    400000      15450    .32
Leisure & Tourism -  5.39%
Walt Disney Co.                                             1450000     162309   3.32
Brinker International, Inc.(1)                              3250000      67844   1.39
McDonald's Corp.                                             330000      18067    .37
Marriott International, Inc.                                 200000      15150    .31
Banking -  5.33%
Norwest Corp.                                               2800000     114625   2.34
Golden West Financial Corp.                                  700000      62475   1.28
Marshall & Ilsley Corp.                                      590100      34595    .71
Northern Trust Corp.                                         450000      34228    .70
SunTrust Banks, Inc.                                         200000      14750    .30
Electronic Components -  4.97%
Intel Corp.                                                  650000      58297   1.19
Bay Networks, Inc.(1)                                       1200000      40650    .83
Texas Instruments Inc.                                       700000      40512    .83
Analog Devices, Inc.(1)                                      825000      26606    .54
ADC Telecommunications, Inc.(1)                             1020000      26329    .54
Adaptec, Inc.(1)                                             806300      21317    .44
Littelfuse, Inc.(1)                                          590000      16667    .34
Sanmina Corp.(1)                                             100000       7969    .16
Seagate Technology(1)                                        200000       4863    .10
Beverages & Tobacco -  3.79%
Philip Morris Companies Inc.                                2905000     126186   2.58
PepsiCo, Inc.                                               1200000      43875    .90
Robert Mondavi Corp., Class A(1)                             366700      15218    .31
Telecommunications -  2.26%
AirTouch Communications(1)                                  1250000      56172   1.15
LCI International, Inc.(1)                                  1200000      39600    .81
Tele-Communications, Inc., Series A,
 TCI Ventures Group(1)                                       945876      14602    .30
Recreation & Other Consumer Products - 1.73%
Harley-Davidson, Inc.                                       1125000      32625    .67
Electronic Arts(1)                                           668900      29515    .60
Broderbund Software, Inc.(1)                                 900000      22275    .46
Insurance -  1.42%
American International Group, Inc.                           506250      60845   1.24
Aetna Inc.                                                   100000       8737    .18
Chemicals -  1.38%
Airgas, Inc.(1)                                             1500000      26906    .55
Cambrex Corp.                                                530000      26235    .54
Praxair, Inc.                                                300000      14344    .29
Industrial Components -  0.84%
Tower Automotive, Inc.(1)                                    600000      27262    .56
Lear Corp.(1)                                                265000      14012    .28
Machinery & Engineering -  0.84%
Thermo Electron Corp.(1)                                    1000000      41000    .84
Transportation:  Rail -  0.68%
Wisconsin Central Transportation Corp.(1)                   1225000      33228    .68
Aerospace & Military Technology -  0.45%
General Motors Corp., Class H                                300000      12431    .25
Raytheon Co., Class A                                        168720       9786    .20
Transportation: Airlines -  0.31%
Southwest Airlines Co.                                       525375      15072    .31
Textiles & Apparel -  0.29%
Tommy Hilfiger Corp.(1)                                      268900      14403    .29
Appliances & Household Durables -  0.17%
Corning Inc.                                                 200000       8125    .17
Energy Equipment -  0.16%
Camco International, Inc.                                    132400       7745    .16
Miscellaneous -  4.92%
Other equity securities in initial period of
 acquisition                                                            240575   4.92
                                                                      ------- -------
TOTAL EQUITY SECURITIES (cost: $2,437,661,000)                         4383657  89.64
                                                                      ------- -------
                                                         Principal
                                                           Amount
SHORT-TERM SECURITIES                                      (000)
---------------------------------------------------------  -------    ------- -------
Corporate Short-Term Notes -  8.41%
E.I. du Pont de Nemours and Co. 5.41%-5.45% due 3/18-4/6/  $65,200    $64,924   1.33%
AT&T Corp. 5.42%-5.70% due 3/2-3/18/98                        62900      62806   1.28
H.J. Heinz Co. 5.44%-5.46% due 3/25-4/1/98                  56,300       56050   1.15
Procter & Gamble Co. 5.45%-5.50% due 3/3-3/27/98              40800      40716    .83
General Electric Capital Corp. 5.45%-5.52% due 3/10-3/20/     40500      40412    .83
Xerox Corp. 5.43%-5.46% due 3/19-4/17/98                      40000      39804    .81
A.I. Credit Corp. 5.44%-5.60% due 3/4-3/17/98               37,400     37,349     .76
Ford Motor Credit Co. 5.46%-5.47% due 3/12-4/21/98            37300      37135    .76
Emerson Electric Co. 5.44% due 3/25-4/2/98                    32250      32117    .66
Federal Agency Discount Notes -  2.23%
Fannie Mae 5.35%-5.38% due 4/9-5/26/98                        50700      50122   1.03
Freddie Mac 5.37%-5.58% due 3/6-4/24/98                       34900      34837    .71
Federal Home Loan Banks 5.34%-5.35% due 5/6-5/8/98            24400      24141    .49
                                                                      ------- -------
TOTAL SHORT-TERM SECURITIES (cost:
 $520,449,000)                                                          520413  10.64
                                                                      ------- -------
TOTAL INVESTMENT SECURITIES (cost:
 $2,958,110,000)                                                       4904070 100.28
Excess of payables over cash and receivables                             13536    .28
                                                                      ------- -------
NET ASSETS                                                         $4,890,534 100.00%
                                                                      ======= =======
(1) Non-income-producing securities.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

Equity securities appearing in the portfolio
since August 31, 1997
---------------------------------------------------------
Adaptec
Aetna
Boston Scientific
Columbia/HCA Healthcare
Consolidated Stores
Corning
First Empire State
Tommy Hilfiger
Littelfuse
Marshall & Ilsley
McDonald's
National TechTeam
Praxair
Raytheon
Sanmina
Schering-Plough
Tele-Communications, TCI Ventures
TeleTech Holdings
Tower Automotive
Warner-Lambert

Equity securities eliminated from the portfolio
since August 31, 1997
---------------------------------------------------------
BDM International
Danaher
Jacobs Engineering Group
PacifiCare Health Systems
RPM
Sybase
Telephone and Data Systems
Waste Management

AMCAP FUND Financial Statements
-------------------------------------------      ---------------- ----------------
Statement of Assets and Liabilities
at February 28, 1998 (dollars in thousands)
-------------------------------------------      ---------------- ----------------
Assets:
Investment securities at market
 (cost: $2,958,110)                                                     $4,904,070
Cash                                                                            98
Receivables for--
 Sales of investments                                      $7,794
 Sales of fund's shares                                     7,649
 Dividends and accrued interest                             2,443           17,886
                                               ------------------ -----------------
                                                                         4,922,054
Liabilities:
Payables for--
 Purchases of investments                                  24,228
 Repurchases of fund's shares                               3,134
 Management services                                        1,389
 Accrued expenses                                           2,769           31,520
                                               ------------------ -----------------
Net Assets at February 28, 1998--
 Equivalent to $16.93 per share on
 288,917,232 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                                      $4,890,534
                                                                  =================
Statement of Operations for the year
ended February 28, 1998
                                               ------------------ -----------------
Investment Income:
Income:
 Dividends                                            $    25,036
 Interest                                                  29,697         $ 54,733
                                               ------------------
Expenses:
 Management services fee                                   16,324
 Distribution expenses                                      8,842
 Transfer agent fee                                         2,127
 Reports to shareholders                                      166
 Registration statement and prospectus                        108
 Postage, stationery and supplies                             558
 Directors' fees                                              110
 Auditing and legal fees                                       48
 Custodian fee                                                 68
 Taxes other than federal income tax                           56
 Other expenses                                               108           28,515
                                               ------------------ -----------------
Net investment income                                                       26,218
                                                                  -----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                          509,966
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                      1,136,951
 End of year                                            1,945,960
                                               ------------------
  Net unrealized appreciation
    on investments                                                         809,009
                                                                  -----------------
 Net realized gain and unrealized
  appreciation on investments                                            1,318,975
                                                                  -----------------
Net Increase in Net Assets Resulting
 From Operations                                                        $1,345,193
                                                                  =================
See Notes to Financial Statements

Statement of Changes in Net
 Assets
-------------------------------------------    ------------------ -----------------
                                           Year ended February 28
                                                              1998             1997
Operations:                                    ------------------ -----------------
Net investment income                                  $   26,218       $   29,859
Net realized gain on investments                          509,966          476,706
Net unrealized appreciation (depreciation)
 on investments                                           809,009          (93,742)
                                               ------------------ -----------------
  Net increase in net assets
   resulting from operations                            1,345,193          412,823
                                               ------------------ -----------------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                      (26,109)         (30,602)
Distributions from net realized
 gain on investments                                     (646,989)        (334,007)
                                               ------------------ -----------------
  Total dividends and distributions                      (673,098)        (364,609)
                                               ------------------ -----------------
Capital Share Transactions:
Proceeds from shares sold:
 23,535,997 and 31,306,396
 shares, respectively                                     366,597          439,313
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 42,604,643 and 23,920,709 shares,
 respectively                                             630,147          342,841
Cost of shares repurchased:
 37,958,301 and 50,858,558
 shares, respectively                                    (585,123)        (716,380)
                                               ------------------ -----------------
  Net increase in net assets
   resulting from capital share transaction               411,621           65,774
                                               ------------------ -----------------
Total Increase in Net Assets                            1,083,716          113,988

Net Assets:
Beginning of year                                       3,806,818        3,692,830
                                               ------------------ -----------------
End of year (including undistributed
 net investment income of $5,138 and
 $5,029, respectively)                                 $4,890,534       $3,806,818
                                               ================== =================
See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,945,960,000, of which $2,009,957,000 related to appreciated securities and $63,997,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1998. The cost of portfolio securities for book and federal income tax purposes was $2,958,110,000 at February 28, 1998.

3. The fee of $16,324,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1998, distribution expenses under the Plan were $8,842,000. As of February 28, 1998, accrued and unpaid distribution expenses were $2,363,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,127,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $671,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1998, aggregate amounts deferred and earnings thereon were $423,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1998, accumulated undistributed net realized gain on investments was $127,380,000 and additional paid-in capital was $2,523,139,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,156,972,000 and $1,283,887,000, respectively, during the year ended February 28, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $68,000 includes $19,000 that was paid by these credits rather than in cash.


AMCAP FUND
Per-Share Data and Ratios
--------------------------------------   -------    -------    -------   -------   -------
                                                 Year ended   February         28
                                         -------    -------    -------   -------   -------
                                             1998       1997       1996      1995      1994
                                         -------    -------    -------   -------   -------
Net Asset Value, Beginning
 of Year                                  $14.60     $14.40     $12.28    $12.98    $13.52
                                         -------    -------    -------   -------   -------

 Income from Investment
  Operations:
   Net investment income                     .10        .12        .16       .14       .12
   Net realized and unrealized
    gain on investments                     4.80       1.51       3.32       .24      1.28
                                         -------    -------    -------   -------   -------
    Total income from investment
     operations                             4.90       1.63       3.48      0.38      1.40
                                         -------    -------    -------   -------   -------
 Less Distributions:
  Dividends from net investment
   income                                   (.10)      (.12)      (.17)     (.13)     (.12)
  Distributions from net realized
   gains                                   (2.47)     (1.31)     (1.19)     (.95)    (1.82)
                                         -------    -------    -------   -------   -------
   Total distributions                     (2.57)     (1.43)     (1.36)    (1.08)    (1.94)
                                         -------    -------    -------   -------   -------
Net Asset Value, End of Year              $16.93     $14.60     $14.40    $12.28    $12.98
                                         =======    =======    =======   =======   =======
Total Return /1/                           36.97%     11.74%     29.29%     3.41%    11.31%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                               $4,891     $3,807     $3,693    $2,970    $3,063
 Ratio of expenses to average                             `
  net assets                                 .68%       .69%       .71%      .71%      .72%
 Ratio of net income to
  average net assets                         .62%       .81%      1.16%     1.16%      .89%
 Average commissions paid
  per share /2/                           4.66 c     5.05 c     5.95 c     5.95 c    6.54 c
 Portfolio turnover rate                   31.42%     24.14%     35.16%    17.92%    22.18%


/1/Excludes maximum sales charge
 of 5.75%.
/2/Brokerage commissions paid on
portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis(without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

Independent Auditors' Report

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 20, 1998


Results of Meeting of Shareholders Held March 9, 1998
Shares Outstanding on January 6, 1998    289,392,503
Shares Voting on March 9, 1998           174,432,735 (60.3%)
Election of Directors

                                                          Percent of                       Percent of
                                         Votes            Shares          Votes            Shares
Director                                 For              Voting For      Withheld         Withheld
H. Frederick Christie                    168,051,821      96%             6,380,914        4%
Mary Anne Dolan                          168,002,905      96              6,429,830        4
Martin Fenton, Jr.                       168,050,189      96              6,382,546        4
Herbert Hoover III                       167,802,474      96              6,630,261        4
Claudia P. Huntington                    168,046,827      96              6,385,908        4
Mary Myers Kauppila                      168,051,903      96              6,380,832        4
Kirk P. Pendleton                        168,051,343      96              6,381,392        4
James W. Ratzlaff                        168,065,144      96              6,367,591        4
Olin C. Robison                          168,048,813      96              6,383,922        4
R. Michael Shanahan                      168,055,602      96              6,377,133        4

Ratification of Auditors

                                      Percent of                   Percent of                        Percent of
                     Votes            Shares         Votes         Shares                            Shares
                     For              Voting For     Against       Voting Against     Abstentions    Abstaining
Deloitte &           167,378,141      96.0%          1,324,008     0.7%               5,730,586      3.3%
Touche llp

AMCAP's board of directors welcomes H. Frederick Christie, Mary Anne Dolan, Claudia P. Huntington, Mary Myers Kauppila and Olin C. Robison as new directors of the fund. They were elected at the March shareholders meeting.

We also wish to thank Guilford C. Babcock, Charles H. Black, Gail L. Neale, Henry E. Riggs and Walter P. Stern for their past service to the fund. They did not stand for reelection as directors of AMCAP, but they will continue to serve as directors for other American Funds as per the realignment of board clusters described in the proxy material.

Charles Wolf, Jr., a director since 1991, has recently retired and did not stand for reelection. We thank him for his many contributions to the fund.

1998 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                                       Dividends and
                                                                       Distributions per       Share
                                                          From         From Net                From Net
                                                          Net          Realized                Realized
                                                          Investment   Short-Term              Long-Term
To Shareholders of Record            Payment Date         Income       Gains                   Gains*
May 23, 1997                         May 27, 1997         0.05         0.24                    0.79
November 28, 1997                    December 1, 1997     0.05         ----                    1.44

* Includes $1.212 long-term
capital gains taxed at a
maximum rate of 28%.


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WERE MAILED IN JANUARY 1998 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.